SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                  [Amendment No. ............................]

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          DRUG SCREENING SYSTEMS, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                          DRUG SCREENING SYSTEMS, INC.
 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                          DRUG SCREENING SYSTEMS, INC.
                             604 VPR Commerce Center
                             1001 Lower Landing Road
                               Blackwood, NJ 08012

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                November 14, 1995




To the Shareholders of Drug Screening Systems, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders of Drug Screening Systems, Inc. (the "Company") will be held at the offices of Gold & Wachtel, 110 East 59th Street, New York, New York, on Tuesday, November 14, 1995 at 10:00 o'clock in the forenoon for the following purposes:

                  (1) To elect four (4) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and shall have qualified;

                  (2) To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche as auditors of the Company for the fiscal year commencing July 1, 1995; and

                  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Each shareholder of record at the close of business on October 13, 1995 is entitled to cast, in person or by proxy, one vote for each share of Common Stock held by such stockholder on such date.

                                             By order of the Board of Directors


                                                 Patrick J. Brennan, CPA
                                                 Secretary

Dated: October 16, 1995





-------------------------------------------------------------------------------
         YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE FILL-IN, DATE, SIGN AND MAIL IT TODAY IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                          DRUG SCREENING SYSTEMS, INC.
                             604 VPR Commerce Center
                             1001 Lower Landing Road
                               Blackwood, NJ 08012

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 14, 1995


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Drug Screening Systems, Inc. (the "Company"), a Pennsylvania corporation having its principal office at 604 VPR Commerce Center, 1001 Lower Landing Road, Blackwood, New Jersey 08012, for use at the Annual Meeting of Shareholders to be held on Wednesday, November 14, 1995 or any adjournment or adjournments thereof. Only shareholders of record at the close of business on Friday, October 13, 1995 (the "Record Date"), are entitled to vote at the meeting. Proxy material is being mailed on or about October 16, 1995 to the Company's shareholders of record on the Record Date.


                                VOTING SECURITIES

         The voting securities at the meeting will consist of 2,446,017 shares of Common Stock, $0.01 par value (the "Common Stock"). Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of Common Stock held by such shareholder at the close of business on the Record Date.

         Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy or by a letter to the Company, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered at the Meeting, revoking the proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the direction given therein. If no direction is given, a properly executed proxy will be voted in favor of the election of management's nominees as directors and in favor of the proposal to ratify the appointment of auditors.

         A plurality of the votes cast at the Meeting shall be necessary to elect a director. The affirmative vote of a majority of the votes cast at the Meeting shall be necessary to approve the proposal numbered "2" in the Notice of Annual Meeting to ratify the appointment of auditors. A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholder approval of either proposal in the Notice of Annual Meeting.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date with respect to (1) all persons who are known to the Company to own beneficially or exercise voting or dispositive control of 5% or more of the outstanding shares of the Common Stock, (2) each current director who is also a nominee for election as a director, (3) any executive officer of the Company whose compensation exceeded $100,000 during the fiscal year ended June 30, 1995 ("Fiscal 1995") (there were none) and (4) all directors and officers as a group. Each beneficial owner, except Messrs. Gordon and Stout, has advised the Company that he has sole voting and investment power with respect to his shares except as to those shares still subject to exercise of an option or warrant as to which there are no voting rights until the option or warrant is exercised. The information in the table as to Messrs. Gordon and Stout was derived from a
Schedule 13 D filed by each of them pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                            Number of Shares of
Name and Address of                             Common Stock                        Percent of
 Beneficial Owner                            Beneficially Owned                       Class(1)
-------------------                         -------------------                     ----------
Robert G. Wallace                              183,918(2)                               6.9%
  49 Burr Avenue
  Northport, NY  11768

James A. Gordon                                416,511(3)                              16.5%
  Edgewater Private Equity Fund L.P.
  666 Grand Avenue, Suite 200
  Des Moines, Iowa 50309

John C. Stout, Jr.                             129,800 (4)                              5.3%
  P. O. Box 76640
  Atlanta, GA 30358

John Pappajohn(5)                              685,721(6)                              23.8%
  c/o Pappajohn Capital Resources
  2116 Financial Center
  Des Moines, Iowa 50309

Jeff Davidowitz(5)                             200,000(7)                               8.0%
  c/o JIBS Equities
  Line and Grove Streets
  PO Box 87
  Nanticoke, PA  18634

Stephen C. Turner(5)                            26,000(7)                               1.0%
  c/o Oncor, Inc.
  209 Perry Parkway
  Gaithersburg, MD  20877

Anthony Ian Newman(5)                           75,000(7)                               3.0%
  The Grange
  Harden Park
  Alderley Edge
  Cheshire England

All Executive Officers and
  Directors as a Group (6 persons)           1,044,549(6)(7)(8)                        35.2%

(1) The percentages are based upon 2,466,017 shares of the Common Stock being outstanding on the Record Date and, where appropriate, effect is given to the exercise of warrants or options as required by Rule 13d-3(d)(1)(i) under the Exchange Act.

(2) Includes (a) 97,400 shares, after giving effect to anti-dilution provisions, issuable upon exercise of an option expiring April 3, 1996; (b) 36,518 shares, after giving effect to anti-dilution provisions, issuable upon the exercise of an option expiring December 17, 1996; and (c) 50,000 shares issuable upon the exercise of an option expiring August 9, 1999.

(3) Includes 61,418 shares, after giving effect to anti-dilution provisions, issuable upon the exercise of a warrant expiring June 3, 1996 which is currently exercisable.

(4) Includes 122,800 shares owned jointly with his spouse and 4,000 shares owned directly by his spouse.

(5) A director of the Company and a nominee for re-election at the Annual
Meeting.

(6) Includes 117,088 shares, after giving effect to anti-dilution provisions, issuable upon the exercise of a warrant expiring September 30, 1996 which is currently exercisable and 11,207 shares, after giving effect to anti-dilution provisions, issuable upon exercise of a warrant expiring June 3, 1996 held by an affiliate of his wife as to which he disclaims beneficial ownership. Also includes an aggregate of 98,152 shares, after giving effect to anti-dilution provisions, subject to warrants expiring February 17, 1998, February 18, 1998. March 11, 1998 and March 30, 1998 granted to Mr. Pappajohn in connection with a loan guaranty and pledge. Also includes 187,547 shares, after giving effect to anti-dilution provisions, issuable upon exercise of warrants expiring June 3, 1996 which are currently exercisable.

(7) Reflects 25,000 shares issuable upon exercise of an option expiring August 9, 1999.

(8) Includes (I) 25,000 shares issuable upon the exercise of an option expiring September, 21, 1999 held by an executive officer and (ii) includes 18,840 shares, after giving effect to anti-dilution provisions, issuable upon exercise of options expiring April 3, 1996 and December 17, 1996 and 10,000 shares issuable upon exercise of an option expiring August 9, 1999 held by another executive officer.

                              ELECTION OF DIRECTORS

Directors

         The Board of Directors currently consists of four members. Four directors will be elected the Annual Meeting. All current directors have been nominated for re-election. Each director so elected will serve until the next Annual Meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier resignation, removal from office or death.

         Proxies received in response to this solicitation will be voted for the election of the persons indicated below unless otherwise specified in the proxy. If any nominees shall be unable or declines to serve, it is intended that the proxies will be voted only for the balance of those named and such other persons as the Board of Directors may designates as a substitute for such nominee, but the Board of Directors knows of no reason to anticipate that this will occur. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected , except that in connection with a purchase of 62,500 shares of the Common Stock by Tepnel, the Company agreed to elect, upon request, a designee of Tepnel to the Board of Directors and thereafter, at each Annual Meeting of Shareholders, to use its best efforts to have such designee elected by the shareholders so long as Tepnel retains at least 4% of the shares initially purchased by it. On May 5, 1993, the Board elected Anthony I. Newman, then a director and officer and a shareholder of Tepnel, as a director of the Company pursuant to Tepnel's designation.

         The following table sets forth certain information as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.



                                                                                  Year First
                                                                                  Became a
Name of Director                    Age     Principal Occupation                  Director
----------------                    ---     --------------------                  ----------
John Pappajohn......................67      President of Equity Dynamics, Inc.      1991
                                            a financial consulting and venture
                                            capital firm

Steven C. Turner....................50      Chief  Executive Officer of Oncor,      1991
                                            Inc., a manufacture of genetic
                                            medical diagnostics

Anthony I. Newman...................47      A founding shareholder and              1993
                                            director of Swordfish International,
                                            a technology transfer specialist

Jeff Davidowitz.....................39      Private Investor                        1994


         All directors hold office until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified. Each of the current directors other than Mr. Davidowitz, was elected at the Annual Meeting of Shareholders on March 8, 1994.

Executive Officers

         As of the Record Date, the executive officers of the Company were:

                                                                                  Year First
                                                                                  Became an
Name of  Officer                    Age     Position with the Company             Officer
----------------                    ---     -------------------------             ----------
Patrick J. Brennan, CPA.............51      Vice President, Chief Financial         1994
                                            Officer, Secretary

Kenneth S. Carpenter................50      Vice President                          1991

         Each executive officer of the Company will serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders or until the Board otherwise directs.


Family Relationships

         There are no family relationships among any of the directors or executive officers of the Company.

Business History

         John Pappajohn, a director of the Company since December 1991, has been the President of Equity Dynamics, Inc., a financial consulting and venture capital firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm, since 1969. Mr. Pappajohn is a member of the Board of Directors of the following public companies: Pace Health Systems, Inc., a medical software company; Core Management, Inc., a workmen's compensation software company; United Systems Technology, Inc., a municipal software company; BioCryst Pharmaceuticals, Inc., a pharmaceutical company and OncorMed, Inc., which is a genetic based cancer service.

         Stephen C. Turner, a director of the Company since December 1991, has been, since August 19883, the Chairman of the Board and Chief Executive Officer of Oncor, Inc., a public company which manufactures genetic medical diagnostics.

         Anthony I Newman, a director of the Company since May 1993, is a technology transfer and licensing specialist, resident in England. Mr. Newman also sits on a number of boards including public companies in the United Kingdom.

         Jeff Davidowitz, a director of the Company since June 1944, has been President of Penn Footwear, a private company which manufactures shoes, since January 1, 1991. Prior to that he was Vice President of Penn Footwear.

         Patrick J. Brennan, CPA joined the Company on September 27, 1994 as Vice President, Chief financial Officer and Secretary. Prior to that, Mr. Brennan was Chief Financial Officer of Enzymatics, Inc., from June 1993 until March 1994, Prior to that, he served as Chief Financial Officer for American Film Technologies, Inc. (AFT) from August 1988 until December 1992. In February 1991, Mr. Brennan was elected to the Board of Directors of AFT. Mr. Brennan continued on the Board after his resignation. In October 1993, AFT filed for bankruptcy under Chapter 11 of the Federal Bankruptcy Code. Mr. Brennan, as well as most directors, resigned upon the acquisition by a new investor. From December 1992 to June 1993 and from March 1994 to September 1994, Mr. Brennan was an independent consultant.

         Kenneth S. Carpenter, the Vice President of Production whose responsibilities include quality control, joined the Company in February 1990 as a Director of Manufacturing and was elected a Vice President in July 1991. From October 1989 to February 1990, Mr. Carpenter was acting as an independent consultant. From June 1984 to October 1989 , Mr. Carpenter was employed by Princeton Biomedix, a Division of ENI, a manufacturer of clinical diagnostic chemistry reagents, in the capacities of Plant Manager, Quality Assurance Manager, Manufacturing Manager, and Quality Control Manager.

         Messrs. Pappajohn and Turner (as indicated above) are the only directors to currently serve as a director of another company which has a security registered under Section 12(b) or (g) of the Exchange Act . No director serves as a director of another company which is registered as an investment company under the Investment Company Act of 1940, as amended.

Board Committees

         The Board has an Audit Committee consisting of Stephen Turner as Chairman and John Pappajohn and Jeff Davidowitz as members and a Compensation Committee with Mr. Pappajohn as Chairman and Messrs. Turner and Davidowitz as members.

Board Meetings

         There were thirteen meetings of the Board held in Fiscal 1995. All of the then directors attended or participated by telephone in all of the meetings except Mr. Turner who missed one meeting and Mr. Newman who missed nine meetings. During Fiscal 1995, there was one meeting of the Audit Committee and one meeting of the Compensation Committee in which all members participated.

Compliance with Section 16(a) of the Exchange Act

         Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16-3 (e) promulgated under the Exchange Act with respect to Fiscal 1995, the Company is not aware of any director or officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16 (a) of the Exchange Act during Fiscal 1995 or prior years. Except as disclosed in "Security Ownership of Certain Beneficial Owners and Management" elsewhere in this Proxy Statement, the Company is not aware of any beneficial owner of 10% or more of the outstanding shares of the Common Stock, which is the only security of the Company registered under Section 12 of the Exchange Act.

Certain Transactions

         On August 18, 1988, Robert G. Wallace, then the President, and Chief Executive Officer and a director of the Company, borrowed $50,000 from the Company. The loan was made to induce Mr. Wallace to leave his prior employment and become active as a sales consultant to the Company and to provide a means by which expenses he would incur in connection with his change of employment could be paid. The note evidencing this loan bore interest at 2% over the Chemical Bank prime rate and was collateralized pursuant to a pledge agreement by 15,000 shares of the Common Stock which he owned. The note (including interest) was originally due on November 19, 1989 and was extended to June 30, 1994. Under the terms of the latest extension, $7,500 due December 31, 1993, and $7,500 due March 31, 1994 were paid on January 24, 1994 and April 14, 1994, respectively, pursuant to the sales of a portion of the collateral on December 28, 1993 and April 6, 1994, respectively. The outstanding balance as of June 30, 1994, the note's last maturity date, was $70,456, which included accrued interest of $20,456. The Company negotiated a settlement agreement with Mr. Wallace under which this receivable and interest accrued thereon was forgiven in exchange for the amount the Company owed him, which amount was accrued in the Fiscal 1994 financial statements.

         During Fiscal 1994 and 1993, Mr. Wallace received compensation from the Company of $121,200 and $145,100, respectively, for his duties as sales representative to BWIS and, prior to March 8, 1993, as President and Chief Executive Officer. (As part of the above mentioned settlement agreement negotiated with Mr. Wallace, a consulting agreement provides that Mr. Wallace will receive a commission of 5% for future sales to BWIS.) The agreement also provides for an increase in the commission rate if certain goals are obtained, and, in certain instances, sales made to other parties which are a result of his efforts.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth summary compensation information awarded to, earned by, or paid to each highly paid executive whose total annual salary and bonuses exceeded $100,000 during Fiscal 1995, the fiscal year ended June 30, 1994 ("Fiscal 1994) and the fiscal year ended June 30, 1993 ("Fiscal 1993) by the Company: (No executives received more than $100,000 in salary and bonus in Fiscal 1995.)


                                                                         Awards
                                             Annual Compensation         ------
                                             -------------------         Options/         All Other
                                                       Other Annual      SARs(4)          Compensation
Name and Principal Position         Year    Salary     Compensation        (#)               ($)
---------------------------         ----    ------     ------------      ---------        -------------
Patrick Byrne                       1994    106,000       None              None             None
COO, Vice President-Sales           1993    117,800       None              None             None
& Marketing (1)

Gary Nacht, Senior                  1994    121,600       2,590             None             None
Vice President, CFO                 1993    139,300       2,580             None             None
and Secretary (2)

Francis Pfeiffer                    1994     92,508         554             None             None
Vice President, Research            1993    112,900       2,975             None             None
& Development (3)

(1) Mr. Byrne joined the Company in March 1992 and was terminated on July 21, 1994. Under an agreement with Mr. Byrne, he received severance of approximately $52,000 which was paid bi-weekly from the date of termination through April 28, 1995.

(2) Mr. Nacht was terminated in July 1994.

(3) Dr. Pfeiffer resigned in March 1994.

(4) Amounts reflect anti-dilution provisions of options.


Option/SAR Grants Table

         On September 22, 1994, the Board of Directors ratified the adoption of the Drug Screening Systems, Inc. Stock Option Plan of 1994 (the "1994 Option Plan") which provides for the granting of non-qualified stock options to purchase up to 500,000 shares of the Common Stock, subject to possible adjustment in the event of stock dividends, stock splits and similar transactions. Pursuant to the 1994 Option Plan, options may be granted to key employees, officers, directors, consultants and advisers of the Company and, if later incorporated, subsidiaries; the options may become exercisable in installments; the exercise price of an option may not necessarily be at the fair market value of the Common Stock at its date of grant; the expiration date of an option may be five to ten years after its date of grant; and there is a provision permitting exercise if there is a "change of control" (which definition does not include a transaction approved by the then current directors).

         Pursuant to this Plan, options to purchase an aggregate of 270,000 shares of the Common Stock at $0.625 a share (the fair market value at the date of grant) were granted on July 29, 1994 and an option to purchase 25,000 shares at $1.375 a share (the fair market value at the date of grant) on September 22, 1994 (subsequently reduced to $.0625 to reflect current market) as follows. These options are exercisable on the respective date of grant and expire five years from the respective date of grant.

Name of Optionee                    Position with Company                       Number  of Shares
----------------                    ---------------------                       -----------------
Granted July 29, 1994
---------------------
Joseph Shaya                        Consultant                                      125,000
Robert G. Wallace                   Sales Consultant                                 50,000
Stephen C. Turner                   Director                                         25,000
Anthony Ian Newman                  Director                                         25,000
Jeff Davidowitz                     Director                                         25,000
Kenneth S. Carpenter                Vice President                                   10,000
Jeffrey M. Bachrach                 Consultant                                       10,000

Granted September 22, 1994
--------------------------
Patrick J. Brennan                  Vice President, Chief Financial
                                       Officer and Secretary                         25,000

    Aggregated Option/SAR Exercises during Fiscal 1995 and Option/SAR values at June 30. 1995


                                                                   Number (#) of        Value ($) of
                                                                   Unexercised          Unexercised
                                     Shares                        Options/SARs         Options/SARs
                                    Acquired           Value      at June 30, 1994     at June 30, 1994
                                       on            Realized      Exercisable/         Excercisable/
Name                                Exercise           ($)         Unexercisable        Unexercisable

Patrick J. Brennan                  None             None           25,000/0             None
Vice President, Secretary
& Chief Financial Officer

Kenneth S. Carpenter                None             None           28,840/0 (1)         None
Vice President,

(1) These amounts reflect anti-dilutive provision of certain options.

Compensation of Directors

         Directors of the Company receive no compensation for their services as directors. Three of the Directors, Messrs. Newman, Turner & Davidowitz each received an option to purchase 25,000 shares as described above.



          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Action is to be taken at the Annual Meeting with respect to the ratification of the appointment by the Board of Directors of the Company of Deloitte & Touche as independent public accountants to audit the books of the Company for the fiscal year commencing July 1, 1995. Deloitte & Touche has been regularly employed by the Company since 1989 to examine its books and accounts, and for other purposes, for which services their customary fees have been paid.

         Although neither federal nor state law requires the approval of the auditors by shareholders, the Board believes that, in view of the importance of financial statements to the shareholders, the selection of independent public accountants should by passed on by shareholders. Accordingly, approval of the following resolution will be requested at the Meeting:

         "RESOLVED, that the Board of Directors' appointment of Deloitte & Touche to serve as the Company's independent public accountants for the fiscal year beginning July 1, 1995 is ratified and approved."

         The Board of Directors recommends a vote FOR the foregoing resolution because of the familiarity of Deloitte & Touche with the Company's financial and other affairs. In the event that shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

         A member of Deloitte & Touche will be present at the Meeting. He will not make any statement, but will answer any questions any shareholder may have with respect to the financial statements of the Company for Fiscal 1995

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF DIRECTORS OF THE COMPANY OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE BOOKS OF THE COMPANY FOR THE FISCAL YEAR COMMENCING JULY 1, 1995


                     OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, the Company knows of no matters, other than those described above, intended to be presented at the meeting. If any other business should properly come before the meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the form of proxy.


                                  MISCELLANEOUS

Cost of Solicitation

         The expenses in connection with the solicitation of proxies, including the cost of preparing, assembling and mailing this Proxy Statement and the related material, will be borne by the Company. The Company will pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy materials to principals and obtaining their proxies. In addition to solicitations by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company, who will receive no additional compensation therefor.

Annual Report to Shareholders

         A copy of the Annual Report on Form 10-KSB for the fiscal year ended June 30, 1995 accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB. A copy of any exhibits to the Annual Report on Form 10-KSB may be obtained by written or oral request to Patrick J. Brennan, Vice President, Chief Financial Officer and Secretary of the Company, at the principal office of the Company, the address of which is set forth in the introductory paragraph to this Proxy Statement. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

Shareholder Proposals

         Shareholder proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Shareholders must be received no later than a reasonable time before the proxy material for such Meeting is mailed.


                                                   DRUG SCREENING SYSTEMS, INC.


                                                     Patrick J. Brennan, CPA
                                                     Secretary

Dated: Blackwood, New Jersey
October 16, 1995

-------------------------------------------------------------------------------
PROXY
                          DRUG SCREENING SYSTEMS, INC.
                PROXY SOLICITATION BY THE BOARD OF DIRECTORS FOR
                       1994 ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby constitutes and appoints PATRICK J. BRENNAN and KENNETH S. CARPENTER as proxies, with power of substitution, to vote all shares of Common Stock of the Undersigned at the Annual Meeting of Shareholders of Drug Screening Systems, Inc. to be held on November 14, 1995 (receipt of Notice and Proxy Statement for which is acknowledged), and at any adjournment thereof, as specified below, and hereby authorizes all such shares of Common Stock to be voted FOR the election of directors and FOR the appointment of Deloitte & Touche as auditors of the Company for the fiscal year commencing July 1, 1995 unless specify to the contrary below. This proxy revokes all prior proxies.

1. ELECTION OF DIRECTORS    / / FOR ALL NOMINEES LISTED BELOW
                                (except as marked to the contrary below)

                            / / WITHHOLD AUTHORITY to vote
                                for all nominees listed below

       Jeff Davidowitz, Anthony I. Newman, John Pappajohn, Stephen Turner

      (INSTRUCTION: To withhold authority to vote for any individual write that nominee's name on the space provided below.

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2.  APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS AUDITORS OF
    DRUG SCREENING SYSTEMS, INC. FOR FISCAL 1995

        / / FOR           / / AGAINST               / / ABSTAIN

3. Upon the transaction of such other business as may properly come before the meeting or on any adjournment.

              (To be filled in, dated and signed on reverse side.)

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  Fill in, date and return the Proxy Card promptly using the enclosed envelope.


                                        Dated:                        , 1995
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                                                    Signature(s)

                                        (Please sign exactly as your name
                                        appears hereon. If the holder is a
                                        corporation, partnership or other
                                        association, please sign its name and
                                        add your own name and title. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please also give your full title. If
                                        shares are held jointly, EACH holder
                                        should sign.)

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